Exhibit 10.2

AMENDMENT NO. 4 TO THE THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

This Amendment No. 4 (this “Amendment”) is entered into as of January 10, 2017 with reference to the Third Amended and Restated Credit Agreement dated as of December 18, 2012, among The McClatchy Company, as the Borrower, Bank of America, N.A., as Administrative Agent and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, and the other Lenders party thereto, as amended by Amendment No. 1 to Third Amended and Restated Credit Agreement and Amendment No. 1 to the Security Agreement, dated as of October 21, 2014, Amendment No. 2 to the Third Amended and Restated Credit Agreement dated as of November 17, 2015, and Amendment No. 3 to Third Amended and Restated Credit Agreement dated as of March 29, 2016 (as amended, the “Credit Agreement”). Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.

1.                  Amendments to the Credit Agreement. The Borrower and the Administrative Agent (acting with the consent of the Lenders) hereby agree to amend the Credit Agreement as follows:

(a)                The following definitions shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical sequence:

“Specified Property” means each of the real properties owned by the Borrower or one of its Subsidiaries in Sacramento, California (consisting of parcels 007-0324-005, 010-0033-021, 010-0033-020, 007-0321-016, 007-0321-020, 007-0321-019, 007-0323-024, 007-0323-023, and 007-0323-022), Kansas City, Missouri (consisting of parcels 29-520-02-01-00-000-000, 29-240-36-08-00-0-00-000, and 29-240-19-11-00-0-00-000,) and Columbia, South Carolina (consisting of parcel R11209-02-12).

    “Specified Property Proceeds” means Net Available Cash from the sale of a Specified Property.

(b)               Subsections (x) and (xvii) of Section 7.10(b) of the Credit Agreement are hereby amended and restated in their entirety as follows:

(x) the purchase, repurchase, redemption, acquisition or retirement of Existing Unsecured Notes, Subordinated Obligations or Guarantor Subordinated Obligations with Net Available Cash remaining after application pursuant to Section 7.03(c); provided that if the source of the consideration for the purchase, repurchase, redemption, defeasance, acquisition or retirement of the Existing Unsecured Notes is Specified Property Proceeds, then the condition set forth in clause (B) of Section 7.10(b)(xvii) shall also be satisfied;

(xvii) the purchase, repurchase, redemption, defeasance, acquisition or retirement of (A) the Borrower’s 5.750% Notes due September 1, 2017 (the “2017 Notes”), or (B) any of the other Existing Unsecured Notes, so long as in the case of this clause (B) either:

(1)       on a pro forma basis, the Priority Leverage Ratio would be no greater than 2.75 to 1.00, or

Amendment No. 4 to Third A&R Credit Agreement

(2)       if the source of the consideration for the purchase, repurchase, redemption, defeasance, acquisition or retirement of the Existing Unsecured Notes is Specified Property Proceeds, at such time (x) no Committed Loans are outstanding, (y) the letter of intent with respect to the Sale/Leaseback Transaction associated with the Specified Property shall have been executed no later than December 31, 2017, and (z) the aggregate principal amount of Existing Unsecured Notes (other than 2017 Notes) purchased, repurchased, redeemed, defeased or retired does not exceed the amount of the Attributable Indebtedness (rounded up to the nearest thousand dollars) with respect to the Sale/Leaseback Transaction associated with the Specified Property less the principal amount of 2017 Notes or Senior Secured Notes previously purchased, repurchased, redeemed, defeased, acquired or retired with the applicable Specified Property Proceeds;

2.                 Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent (the date upon which all such conditions precedent shall have been satisfied, the “Amendment Effective Date”):

(a)                the receipt by the Administrative Agent of:

(i)                 counterparts of this Amendment executed by the Borrower;

(ii)               reaffirmations from each Guarantor of their obligations under the Guaranty and the Security Agreement, in a form satisfactory to the Administrative Agent and the Lenders;

(iii)             written consents hereto executed by the Lenders in substantially the form of Exhibit A attached hereto; and

(iv)             all fees and expenses payable to it and its special counsel in connection with this Amendment.

(b)               there shall not have occurred since June 28, 2015, any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have, a Material Adverse Effect; and

(c)                there shall be no action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.

3.                 Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date of this Amendment, (i) no Default has occurred and remains continuing, and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, and each other Loan Document are true and correct as if made on the date hereof, except for representations and warranties which expressly speak as of a particular date, in which case they shall be true and correct as of such earlier date except that (A) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) the representations and warranties contained in subsection (c) of Section 5.05 of the Credit Agreement shall refer to the most recent statements furnished pursuant to subsection (b) of Section 6.01 of the Credit Agreement.

Amendment No. 4 to Third A&R Credit Agreement

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4.                 FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

5.                 Confirmation. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed. This Amendment shall be deemed to be a Loan Document.

6.                 Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.                 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

Amendment No. 4 to Third A&R Credit Agreement

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IN WITNESS WHEREOF, the Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

THE McCLATCHY COMPANY

By:
Name:	R. Elaine Lintecum
Title:	Vice President, Finance, Chief Financial
Officer and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Amendment No. 4 to Third A&R Credit Agreement

[Exhibit A to Amendment]

CONSENT OF LENDER

This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Third Amended and Restated Credit Agreement dated as of December 18, 2012, among The McClatchy Company, as the Borrower, Bank of America, N.A., as Administrative Agent and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, and the other Lenders party thereto, as amended by Amendment No. 1 to Third Amended and Restated Credit Agreement and Amendment No. 1 to the Security Agreement, dated as of October 21, 2014, Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of November 17, 2015 and Amendment No. 3 to Third Amended and Restated Credit Agreement dated as of March 29, 2016 (as amended, the “Credit Agreement”).

The undersigned is a party to the Credit Agreement hereby consents to the proposed Amendment No. 4 to the Third Amended and Restated Credit Agreement, and directs the Administrative Agent to execute and deliver such Amendment in its capacity as Administrative Agent on behalf of the Lenders, substantially in the form of the draft presented to the undersigned.

[Name of Lender]

By:

Title:

Amendment No. 4 to Third A&R Credit Agreement